UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): June 14, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)
Fourth Floor
1120 Avenue of the Americas
New York NY 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements And Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
On June 14, 2006, Sun New Media Inc. (the “Registrant”) entered into a Sales & Purchase Agreement (the “Purchase Agreement”) with Sun Media Investment Holdings Ltd. (“SMIH”) to acquire 100% of the outstanding shares of Credit Network 114 Limited (the “Company”) (the “Acquisition”). The Company is incorporated in the British Virgin Islands and is engaged in the business of data collection and management.
As a part of the Purchase Agreement, the Registrant will also obtain on-line rights for the release of several business media information products. These rights include:
•	Authorization by Dragon List for its on-line Music Sales Report and Music Radio Report;

•	Authorization by the Ministry of Culture and China Audio and Video Press for the release of on-line CVA News; and

•	Authorization by the Information Office of State Council and China Media Report for the release of China Website Newsletter
Pursuant to the Purchase Agreement, the Registrant will also acquire a credit database business. The Registrant and SMIH also entered into a Supplementary Agreement, dated June 14, 2006 (the “Supplementary Agreement”) to acquire search engine technology and additional on-line business media content.
The Acquisition will take place over a 90-day period, during which time the Registrant will pay SMIH a total of US$2.5 million for 100% ownership of the outstanding shares of the Company and the assets described above. The first of four equal payments of US$625,000 will be made within 10-days of signing the Purchase Agreement, with the remaining three payments being made within 30, 60 and 90 days of signing the Purchase Agreement, respectively.
The terms of the Purchase Agreement are subject to certain conditions and are expected to close during the third quarter of 2006. A summary of the Purchase Agreement and the Supplementary Agreement are attached hereto as Exhibits 2.1 and 2.2.
A press release announcing the Acquisition is attached as Exhibit 99.1.
Item 9.01 Financial Statements And Exhibits
     (d) Exhibits

Exhibit No.	Description

2.1	A summary of the Purchase Agreement dated June 14, 2006

2.2	A summary of the Supplementary Agreement dated June 14, 2006

99.1	Press Release dated June 14, 2006 announcing the Acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2006

SUN NEW MEDIA INC.

By:	/s/ Frank Zhao

Frank Zhao
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	A summary of the Purchase Agreement dated June 14, 2006

2.2	A summary of the Supplementary Agreement dated June 14, 2006

99.1	Press Release dated June 14, 2006 announcing the Acquisition.